Vanguard Whitehall Funds

Supplement to the Statement of Additional Information Dated February 25, 2016

Statement of Additional Information Text Changes

The table under the heading Description of the Trust on page B-1 is replaced with the following:

Share Classes[1]
Fund[2]	Investor	Admiral	Institutional	ETF
Vanguard Selected Value Fund	VASVX	—	—	—
Vanguard International Explorer Fund	VINEX	—	—	—
Vanguard Mid-Cap Growth Fund	VMGRX	—	—	—
Vanguard High Dividend Yield Index Fund	VHDYX	—	—	VYM
Vanguard Emerging Markets Government Bond Index Fund	VGOVX	VGAVX	VGIVX	VWOB
Vanguard Global Minimum Volatility Fund	VMVFX	VMNVX	—	—
Vanguard International Dividend Appreciation Index Fund	VIAIX	VIAAX	—	VIGI
Vanguard International High Dividend Yield Index Fund	VIHIX	VIHAX	—	VYMI
1 Individually, a class; collectively, the classes.
2 Individually, a Fund; collectively, the Funds.

© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 934A 032016